Supplement dated April 6, 2020
to the Prospectuses and Summary Prospectuses, each as supplemented, if applicable, of each of the following funds
(the Funds):
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust
Columbia Large Cap Enhanced Core Fund	7/1/2019
Columbia Funds Series Trust I
Columbia Disciplined Small Core Fund	1/1/2020
Columbia Funds Series Trust II
Columbia Disciplined Core Fund	12/1/2019
Columbia Disciplined Growth Fund	12/1/2019
Columbia Disciplined Value Fund	12/1/2019
Brian Condon, CFA, CAIA, a co-manager of the Funds, has announced that he plans to retire from Columbia Management Investment Advisers, LLC, the Funds' investment manager, on May 31, 2020. Until then, Mr. Condon will continue to serve as a Co-Portfolio Manager of the Funds with Peter Albanese and, for all Funds except Columbia Disciplined Small Core Fund, Raghavendran Sivaraman, Ph.D., CFA.
Shareholders should retain this Supplement for future reference.
SUP000_00_095_(04/20)